UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Church & Dwight Co., Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your Vote Counts!
CHURCH & DWIGHT CO., INC. PRINCETON SOUTH CORPORATE PARK 500 CHARLES EWING BOULEVARD EWING, NJ 08628	CHURCH & DWIGHT CO., INC. 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET

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You invested in CHURCH & DWIGHT CO., INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 28, 2022.

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and 2021 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of eleven nominees to serve as directors for a term of one year; Nominees:
1a.	Bradlen S. Cashaw	For

1b.	James R. Craigie	For

1c.	Matthew T. Farrell	For

1d.	Bradley C. Irwin	For

1e.	Penry W. Price	For

1f.	Susan G. Saideman	For

1g.	Ravichandra K. Saligram	For

1h.	Robert K. Shearer	For

1i.	Janet S. Vergis	For

1j.	Arthur B. Winkleblack	For

1k.	Laurie J. Yoler	For

2.	An advisory vote to approve compensation of our named executive officers;	For

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022;	For

4.	Proposal to approve an amendment and restatement of the Church & Dwight Co., Inc. Amended and Restated Omnibus Equity Compensation Plan;	For

5.	Stockholder Proposal - Special Shareholder Meeting Improvement.	Against

To act on such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

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